Exhibit 99.1C




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                        MORTGAGE LOAN PURCHASE AGREEMENT


     This Mortgage Loan Purchase Agreement (this "Agreement"), is dated and effective as of March 20, 1997, between GMAC Commercial Mortgage Corporation as seller (the "Seller") and Morgan Stanley Capital I Inc. as purchaser (the "Purchaser").

     The Seller desires to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser desires to purchase, subject to the terms and conditions set forth below, the multifamily and commercial mortgage loans (the "Mortgage Loans") identified on the schedule annexed hereto as Exhibit A (the "Mortgage Loan Schedule").

     It is expected that the Mortgage Loans will be transferred, together with other multifamily and commercial mortgage loans (the "Other Loans") to a trust fund (the "Trust Fund") to be formed by the Purchaser, beneficial ownership of which will be evidenced by a series of mortgage pass-through certificates (the "Certificates"). Certain classes of the Certificates will be rated by Duff & Phelps Credit Rating Co. ("DCR") and Moody's Investors Service Inc. ("Moody's" and, together with DCR, the "Rating Agencies"). Certain classes of the Certificates (the "Registered Certificates") will be registered under the Securities Act of 1933, as amended (the "Securities Act"). The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement to be dated as of March 1, 1997 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, the Seller as master servicer and as special servicer, LaSalle National Bank as trustee (the "Trustee") and ABN AMRO Bank N.V. as fiscal agent (the "Fiscal Agent"). Capitalized terms not otherwise defined herein, including without limitation in the Exhibits hereto, have the meanings assigned to them in the Pooling and Servicing Agreement.

     The Purchaser intends to sell the Registered Certificates to Morgan Stanley & Co. Incorporated (the "Underwriter") pursuant to an underwriting agreement dated the date hereof (the "Underwriting Agreement"), among the Purchaser and the Underwriter. The Purchaser intends to sell the remaining Certificates (the "Non-Registered Certificates") to the Underwriter pursuant to a certificate purchase agreement dated the date hereof (the "Certificate Purchase Agreement"), between the Purchaser and the Underwriter.

     It is a condition to the Purchaser's acquisition of the Mortgage Loans that, unless the Purchaser or the Underwriter agree otherwise, the Seller will purchase from the Underwriter the classes of Non-Registered Certificates that are designated as the Class H and Class J Certificates at the price set forth in the trade ticket dated March 20, 1997, from the Underwriter to the Seller.

     Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:


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     SECTION 1. AGREEMENT TO PURCHASE.

     The Seller agrees to sell, assign, transfer and otherwise convey to the Purchaser, and the Purchaser agrees to purchase, the Mortgage Loans. The purchase and sale of the Mortgage Loans shall take place on March 26, 1997 or such other date as shall be mutually acceptable to the parties hereto (the "Closing Date"). As of the close of business on March 1, 1997 (the "Cut-off Date"), the Mortgage Loans will have an aggregate principal balance (the "Aggregate Cut-off Date Balance"), after application of all payments of principal due thereon on or before such date, whether or not received, of $223,431,545, subject to a variance of plus or minus 5%. The purchase price (the "Aggregate Purchase Price") for the Mortgage Loans shall be the dollar amount determined as described in that certain "Flow of Funds" dated as of March 20, 1997 and in conformity with the terms of that certain Letter of Understanding dated February 6, 1997 (the "Letter of Understanding"), among Morgan Stanley Mortgage Capital Inc., ContiFinancial and the Seller. The Aggregate Purchase Price shall be paid to the Seller on the Closing Date by wire transfer of immediately available funds in accordance with the written instructions given to the Purchaser by the Seller at least two (2) business days prior to the Closing Date.

     SECTION 2. CONVEYANCE OF MORTGAGE LOANS.

     a. Effective as of the Closing Date, subject only to receipt and acceptance by the Seller on the Closing Date of the Aggregate Purchase Price for the Mortgage Loans referred to in Section 1 hereof, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, or other insurance policies and any escrow, reserve or other comparable accounts related to the Mortgage Loans. The Purchaser shall be entitled to (and, to the extent received by or on behalf of the Seller, the Seller shall deliver or cause to be delivered to or at the direction of the Purchaser or any subsequent owner of the related Mortgage Loan including without limitation the Trustee) all scheduled payments of principal and interest due on the Mortgage Loans after the Cut-off Date, and all other recoveries of principal and interest collected thereon after the Cut-off Date; provided that all scheduled payments of principal and interest due thereon on or before the Cut-off Date and collected after the Cut-off Date shall belong to the Seller.

     b. In connection with the Seller's assignment pursuant to subsection (a) above, the Seller shall on or before the Closing Date deliver to and deposit with, or cause to be delivered to and deposited with, the Trustee (with a copy to the Master Servicer) the Mortgage File (as described on Exhibit B hereto) for each Mortgage Loan so assigned. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of any of the documents and/or instruments referred to in clauses (ii), (iv), (viii), (xi)(A)

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and (xii) of Exhibit B, with evidence of recording or filing, as the case may be, thereon, solely because of a delay caused by the public recording or filing office where such document or instrument has been delivered for recordation or filing, the delivery requirements of this Section 2(b) shall be deemed to have been satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee on or before the Closing Date a copy of such document or instrument (without evidence of recording or filing thereon, but certified (which certificate may relate to multiple documents and/or instruments) by the Seller to be a true and complete copy of the original thereof submitted for recording or filing, as the case may be), and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original of such missing document or instrument (or a copy thereof) with evidence of recording or filing, as the case may be, thereon. If the Seller cannot so deliver, or cause to be delivered, as to any Mortgage Loan, the original or a copy of the related lender's title insurance policy referred to in clause (ix) of Exhibit B solely because such policy has not yet been issued, the delivery requirements of this Section 2(b) shall be deemed to be satisfied as to such missing item, and such missing item shall be deemed to have been included in the related Mortgage File, provided that the Seller has delivered to the Trustee on or before the Closing Date a commitment for title insurance "marked-up" at the closing of such Mortgage Loan, and the Seller shall deliver to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee), promptly following the receipt thereof, the original related lender's title insurance policy (or a copy thereof). In addition, notwithstanding anything to the contrary contained herein, if there exists with respect to any group of related cross-collateralized Mortgage Loans only one original of any document referred to in Exhibit B covering all the Mortgage Loans in such group, then the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

     c. As to each Mortgage Loan, the Seller shall be responsible for all costs associated with the recording or filing, as the case may be, of each assignment referred to in clauses (iii) and (v) of Exhibit B and each UCC-2 and UCC-3, if any, referred to in clause (xi)(B) of Exhibit B; provided that the Seller shall not be responsible for actually recording or filing any such document or instrument. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the Seller shall promptly prepare or cause the preparation of a substitute therefor or cure or cause the curing of such defect, as the case may be, and shall thereafter deliver the substitute or corrected document to or at the direction of the Purchaser (or any subsequent owner of the affected Mortgage Loan, including without limitation the Trustee) for recording or filing, as appropriate, at the Seller's expense.

     d. All documents and records in the Seller's possession (or under its control) relating to the Mortgage Loans that are not required to be a part of a Mortgage File in

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accordance with Exhibit B (all such other documents and records, as to any
Mortgage Loan, the "Servicing File"), together with all escrow payments, reserve funds and other comparable funds in the possession of the Seller (or under its control) with respect to the Mortgage Loans, shall (unless they are held by a sub-servicer that will, as of the Closing Date, act on behalf of the Master Servicer pursuant to a written agreement between such parties) be delivered by the Seller (or its agent) to the Purchaser (or its designee) no later than the Closing Date. If a sub-servicer will, as of the Closing Date, act on behalf of the Master Servicer with respect to any Mortgage Loan pursuant to a written agreement between such parties, the Seller shall deliver a copy of the related Servicing File to the Master Servicer.

     e. The Seller's records will reflect the transfer of the Mortgage Loans to the Purchaser as a sale.

     SECTION 3. EXAMINATION OF MORTGAGE LOAN FILES AND DUE DILIGENCE REVIEW.

     The Seller shall reasonably cooperate with any examination of the Mortgage Files and Servicing Files and any other due diligence with respect to the Mortgage Loans that may be undertaken by or on behalf of the Purchaser. The fact that the Purchaser has conducted or has failed to conduct any partial or complete examination of the Mortgage Files and/or Servicing Files or any other due diligence with respect to the Mortgage Loans shall not affect the right of the Purchaser or any of its successors and assigns (including without limitation the Trustee) to pursue any remedy available in equity or at law for a breach of the Seller's representations, warranties and covenants set forth in or contemplated by Section 4.

     SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER.

     a. The Seller hereby makes, as of the date hereof and as of the Closing Date (or as of such other date specifically provided in the particular representation or warranty), to and for the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), each of the representations and warranties set forth in Exhibit C, with such changes or modifications as may be permitted or required by the Rating Agencies.

     b. In addition, the Seller, as of the date hereof and as of the Closing Date, hereby represents and warrants to, and covenants with, the Purchaser that:

          i. The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Seller has the requisite power and authority and legal right to own the Mortgage Loans and to transfer and convey the Mortgage Loans to the Purchaser and has the requisite power and authority and legal right to execute and

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     deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement.

          ii. This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by
     (A) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (B) other laws relating to or affecting the rights of creditors generally, (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law) or (D) public policy considerations underlying the securities laws to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

          iii. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance of or compliance by the Seller with this Agreement, or the consummation by the Seller of any transaction contemplated hereby, other than (1) the filing or recording of financing statements, instruments of assignment and other similar documents necessary in connection with Seller's sale of the Mortgage Loans to the Purchaser, (2) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (3) where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on the performance by the Seller under this Agreement.

          iv. Neither the transfer of the Mortgage Loans to the Purchaser, nor the execution, delivery or performance of this Agreement by the Seller, conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a violation of or default under (A) any term or provision of the Seller's organizational documents, (B) any term or provision of any material agreement, contract, instrument or indenture, to which the Seller is a party or which may be applicable to the Seller or any of its assets, or (C) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Seller or its assets, which conflict, breach, violation or default could materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

          v. Any financial statements delivered by the Seller to the Purchaser fairly present the pertinent results of operations and changes in financial position for each of the periods covered thereby and the financial position at the end of each such period of the

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     Seller and have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto.

          vi. There has been no change in the business, operations, financial condition, properties or assets of the Seller since the date of the Seller's most recent financial statements delivered to the Purchaser that could have a material and adverse effect on the ability of the Seller to perform its obligations under this Agreement.

          vii. There are no actions or proceedings against, or investigations of, the Seller pending or, to the Seller's knowledge, threatened against the Seller before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans to the Purchaser or the execution or delivery by, or enforceability against, the Seller of this Agreement or to have an effect on the financial condition of the Seller that would materially and adversely affect the ability of the Seller to perform its obligations under this Agreement.

          viii. The Seller has not dealt with any broker, investment banker, agent or other person, except for the Purchaser, the Underwriter or any of their respective affiliates, that may be entitled to any commission or compensation in connection with the sale of the Mortgage Loans.

          ix. The transfer of the Mortgage Loans to the Purchaser on the Closing Date will be treated by the Seller for financial accounting and reporting purposes as a sale of assets.

          x. The transfer, assignment and conveyance of the Mortgage Loans by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any relevant jurisdiction, except such as may have been complied with.

          xi. Insofar as it relates to the Mortgage Loans, the related Mortgaged Properties and/or the related Mortgagors, the information set forth on the Master Tape (as defined in Section 9) is true and correct in all material respects.

          xii. Insofar as it relates to the Mortgage Loans, the related Mortgaged Properties, the related Mortgagors and/or the Seller, the information set forth (A) in the Prospectus Supplement and the Memorandum (each as defined in Section 9) under the headings "Summary--The Mortgage Pool", "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" and (B) on Appendix II to the Prospectus Supplement and, to the extent consistent therewith, on the Diskette, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to the accuracy of any such information that represents

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     an aggregation of, or the result of any calculations based upon, the information set forth on the Master Tape. Insofar as it relates to other mortgage loans owned or serviced by the Seller, the information set forth in the Prospectus Supplement and the Memorandum under the headings "Description of the Mortgage Pool--The Sellers--GMACCM" and "Servicing of the Mortgage Loans--GMAC Commercial Mortgage Corporation", does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          xiii. The Seller does not believe, nor does it have any reason to believe, that it cannot perform in all material respects each and every covenant on its part in this Agreement.

     c. Upon discovery by any of the parties hereto of a breach of any of the representations and warranties made pursuant to and set forth in subsection (b) above which materially and adversely affects the interests of the Purchaser or a breach of any of the representations and warranties made pursuant to subsection
(a) above and set forth in Exhibit C which materially and adversely affects the value of any Mortgage Loan or the interests therein of the Purchaser or its successors and assigns (including without limitation the Trustee and the holders of the Certificates), the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

     a. The Purchaser, as of the date hereof and as of the Closing Date, hereby represents and warrants to, and covenants with, the Seller that:

          i. The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

          ii. The Purchaser has full power and authority to acquire the Mortgage Loans, to execute and deliver this Agreement and to enter into and consummate all transactions contemplated by this Agreement. The Purchaser has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement. This Agreement, assuming due authorization, execution and delivery by the Seller, constitutes the valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

          iii. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or

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     state law, for the execution,  delivery and performance of or compliance by the Purchaser with this Agreement, or the consummation by the Purchaser of any transaction contemplated hereby, which has not been obtained or made by the Purchaser.

          iv. The execution, delivery and performance of this Agreement by the Purchaser will not violate the Purchaser's articles of incorporation or by-laws or constitute a default under, or result in a breach of, any material agreement or instrument to which the Purchaser is a party or which may be applicable to the Purchaser or its assets.

          v. The Purchaser is not in violation of, and its execution and delivery of this Agreement and its performance and compliance with the terms of this Agreement will not constitute a violation of, any law, rule, writ, injunction, or any order or decree of any court, or any order or regulation of any federal, state or municipal government agency having jurisdiction over the Purchaser or its assets, which violation could materially and adversely affect the condition (financial or otherwise) or the operation of the Purchaser or its assets or could materially and adversely affect its ability to perform its obligations and duties hereunder.

          vi. There are no actions or proceedings against, or investigations of, the Purchaser pending or, to the Purchaser's knowledge, threatened against the Purchaser before any court, administrative agency or other tribunal, the outcome of which could reasonably be expected to adversely affect the transfer of the Mortgage Loans, the issuance of the Certificates, or the execution, delivery or enforceability of this Agreement or to have an effect on the financial condition of the Purchaser that would materially and adversely affect the ability of the Purchaser to perform its obligation under this Agreement.

          vii. The Purchaser does not believe, nor does it have any reason to believe, that it cannot perform in all material respects each and every covenant on its part in this Agreement.

     b. Upon discovery by any of the parties hereto of a breach of any of the representations and warranties set forth above which materially and adversely affects the interests of the Seller, the party discovering such breach shall give prompt written notice to the other party hereto.

     SECTION 6. REMEDIES FOR BREACH OF REPRESENTATION

     a. The Seller acknowledges that the Purchaser will make for the benefit of the holders of the Certificates, whether directly or by way of assignment of its rights hereunder to the Trustee, the representations and warranties set forth on Exhibit C hereto.

     b. If any document required to be delivered to the Trustee pursuant to
Section 2 is not delivered as and when required, contains information that does not conform to

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the corresponding information in the Mortgage Loan Schedule, is not properly executed or is defective on its face (any such omission, nonconformity or other defect, a "Document Defect"), or if there is a breach of any of the representations and warranties required to be made by the Seller regarding the characteristics of the Mortgage Loans and/or the related Mortgaged Properties as set forth in Exhibit C hereto, and in either case such Document Defect or breach materially and adversely affects the interests of the holders of the Certificates (a "Material Document Defect" and a "Material Breach", respectively), the party discovering such Material Document Defect or Material Breach shall (or is required by the terms of the Pooling and Servicing Agreement to) promptly notify the other parties, and the Seller shall be required to cure such Material Document Defect or Material Breach in all material respects within the applicable Permitted Cure Period. If any such Material Document Defect or Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its assignee at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement), or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860(a)(4)(B) (ii) of the Internal Revenue Code of 1986 (the "Code") and Treasury Regulation Section 1.860G-2(f), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan (as defined in the Pooling and Servicing Agreement) and pay any corresponding Substitution Shortfall Amount (also as defined in the Pooling and Servicing Agreement). The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

     In addition, if any Mortgage Loan is secured by a Mortgage that does not constitute a valid first lien upon the related Mortgaged Property, including all buildings located thereon and all fixtures attached thereto, such lien being subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of public record, (C) exceptions and exclusions specifically referred to in the lender's title insurance policy issued or, as evidenced by a "marked-up" commitment, to be issued in respect of such Mortgage Loan and (D) other matters to which like properties are commonly subject (the exceptions set forth in the foregoing clauses (A), (B), (C) and (D) collectively, "Permitted Encumbrances"), or if the insurer that issued the Title Policy referred to in clause (vi) of Exhibit C hereto in respect of any Mortgage Loan was not qualified to do business in the state in which the related Mortgaged Property is located, and in either case such failure materially and adversely affects the interests of holders of Certificates (any such failure that materially and adversely affects the interests of holders of Certificates, also a "Material Breach"), the Seller shall be required to cure such Material Breach in all material respects within the applicable Permitted Cure Period. If any such Material Breach cannot be corrected or cured in all material respects within the applicable Permitted Cure Period, the Seller shall, not later than the last day of such Permitted Cure Period, (i) repurchase the affected Mortgage Loan from the Purchaser or its

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assignee at the applicable Purchase Price or (ii) if within the three-month period commencing on the Closing Date (or within the two-year period commencing on the Closing Date if the related Mortgage Loan is a "defective obligation" within the meaning of Section 860(a)(4)(B)(ii) of the Code and Treasury Regulation Section 1.860G-2(f), at its option, replace such Mortgage Loan with a Qualifying Substitute Mortgage Loan and pay any corresponding Substitution Shortfall Amount. The Seller agrees that any such repurchase or substitution shall be completed in accordance with and subject to the terms and conditions of the Pooling and Servicing Agreement.

     For purposes of the foregoing, and subject to the following paragraph, the "Permitted Cure Period" applicable to any Material Document Defect or Material Breach in respect of any Mortgage Loan shall be the 90-day period immediately following the earlier of the discovery by the Seller or receipt by the Seller of notice of such Material Document Defect or Material Breach, as the case may be; provided that if such Material Document Defect or Material Breach, as the case may be, cannot be corrected or cured in all material respects within such 90-day period, but it is reasonably likely that such Material Document Defect or Material Breach, as the case may be, could be corrected or cured within 180 days of the earlier of discovery by the Seller and receipt by the Seller of notice of such Material Document Defect or Material Breach, as the case may be, and the Seller is diligently attempting to effect such correction or cure, then the applicable Permitted Cure Period shall, with the consent of the Purchaser or its assignee (which consent shall not be unreasonably withheld), be extended for an additional 90 days.

     Notwithstanding the preceding provisions of this Section 6(b), if any Material Document Defect or Material Breach would cause any Mortgage Loan to be other than a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, then any cure of such Material Document Defect or Material Breach, as the case may be, as contemplated above must be completed within 90 days of the Closing Date, and any repurchase or substitution of such Mortgage Loan as contemplated above must occur within 90 days of the initial discovery of such Material Document Defect or Material Breach, as the case may be, by any of the Seller, the Purchaser, the Trustee, the Master Servicer, the Special Servicer or the Fiscal Agent.

     The obligations of the Seller set forth in this Section 6(b) to cure a Material Document Defect or a Material Breach or repurchase or replace a defective Mortgage Loan constitute the sole remedies of the Purchaser or its assignees with respect to a Material Document Defect or Material Breach; provided, that this limitation shall not in any way limit the Purchaser's rights or remedies upon breach of any other representation, warranty or covenant by the Seller set forth in this Agreement (other than those set forth in Exhibit C).

     c. The Purchaser shall cause the Pooling and Servicing Agreement to provide that the Trustee (or the Master Servicer or the Special Servicer on its behalf) shall give

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prompt notice to the Seller of its discovery of any Material Document Defect or
Material Breach .

     d. If the Seller repurchases or replaces any Mortgage Loan pursuant to this
Section 6, the Purchaser or its assignee, following receipt by the Trustee of the Purchase Price therefor (or, in the case of a substitution, following receipt by the Trustee of the Mortgage File for the Qualifying Substitute Mortgage Loan and any corresponding Substitution Shortfall Amount), promptly shall deliver or cause to be delivered to the Seller all Mortgage Loan documents with respect to the Mortgage Loan that is being repurchased or replaced, and each document that constitutes a part of the Mortgage File that was endorsed or assigned to the Trustee shall be endorsed and assigned to the Seller in the same manner.

     SECTION 7. CLOSING.

     The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Sidley & Austin, 875 Third Avenue, New York, New York 10022 at 10:00 a.m., New York City time, on the Closing Date.

     The Closing shall be subject to each of the following conditions:

     i. All of the representations and warranties of the Seller and the Purchaser specified herein shall be true and correct as of the Closing Date, and the Aggregate Cut-off Date Balance shall be within the range permitted by Section 1 of this Agreement;

     ii. All documents specified in Section 8 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

     iii. The Seller shall have delivered and released to the Trustee, the Purchaser or the Purchaser's designee, as the case may be, all documents and funds required to be so delivered pursuant to Section 2 hereof;

     iv. The result of any examination of the Mortgage Files and Servicing Files performed by or on behalf of the Purchaser pursuant to
             Section 3 hereof shall be satisfactory to the Purchaser in its sole determination;

     v.      The Aggregate Purchase Price shall have been paid as provided in
             Section 2;

     vi. All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with, and the Seller shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

     vii. The Seller shall have paid or agreed to pay all fees, costs and expenses payable by it to the Purchaser pursuant to this Agreement;

     viii. Unless the Purchaser or the Underwriter agrees otherwise, the Seller shall have purchased from the Underwriter the Non-Registered Certificates that are designated as the Class H and Class J Certificates at the price set forth in the trade ticket dated March 20, 1997, from the Underwriter to the Seller; and

     ix. Neither the Underwriting Agreement nor the Certificate Purchase Agreement shall have been terminated in accordance with its terms.

     Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

     SECTION 8. CLOSING DOCUMENTS.

     The Closing Documents shall consist of the following:

     i. This Agreement duly executed and delivered by the Purchaser and the Seller;

     ii. An Officer's Certificate substantially in the form of Exhibit D-1 hereto, executed by the Secretary or an assistant secretary of the Seller, and dated the Closing Date, and upon which the Purchaser and the Underwriter may rely, attaching thereto as exhibits the organizational documents of the Seller and a resolution from the Seller's board of directors authorizing the transactions contemplated hereby;

     iii. A certificate of good standing regarding the Seller from the Secretary of State for the State of California, dated not earlier than 30 days prior to the Closing Date;

     iv. A certificate of the Seller substantially in the form of Exhibit D-2 hereto, executed by an executive officer or authorized signatory of the Seller and dated the Closing Date, and upon which the Purchaser and the Underwriter may rely;

     v. Written opinions of counsel for the Seller, substantially in the form of Exhibits D-3A and D-3B hereto and subject to such reasonable assumptions and qualifications as may be requested by counsel for the Seller and acceptable to counsel for the Purchaser, each dated the Closing Date and addressed to the Purchaser and the Underwriter;

     vi. Any other opinions of counsel for the Seller required by the Rating Agencies in connection with the issuance of the Certificates, each of which shall include the Purchaser and the Underwriter as an addressee; and

     vii. A letter or letters obtained by the Purchaser and the Seller, among others, from Deloitte & Touche, L.L.P., certified public accountants, dated the dates of the Prospectus Supplement and the Memorandum (each as defined in Section 9), to the effect that they have performed certain specified procedures as a result of which they have determined that certain information of an accounting, financial or statistical nature set forth in the Prospectus Supplement and the Memorandum under the captions "Summary-- The Mortgage Pool," "Description of the Mortgage Pool" and "Risk Factors-- The Mortgage Loans" agrees with the records of the Seller;

     viii. A confidentiality agreement executed by the Seller and the Purchaser relating to the Seller's purchase of certain of the Non-Registered Certificates, substantially in the form of Exhibit E hereto; and

     ix. Such further certificates, opinions and documents as the Purchaser may reasonably request.

     SECTION 9. INDEMNIFICATION.

     a. The Seller shall indemnify and hold harmless the Purchaser, its respective officers and directors, and each person, if any, who controls the Purchaser within the meaning of either Section 15 of the Securities Act or
Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise (including without limitation as a result of the Purchaser's indemnification of the Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in (A) the Prospectus Supplement, the Memorandum, the Diskette or, insofar as they are required to be filed as part of the Registration Statement pursuant to the No-Action Letters, any Computational Materials or

ABS Term Sheets with respect to the Registered Certificates, or in any revision or amendment of or supplement to any of the foregoing or (B) any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates, or (ii) arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; but only if and to the extent that (I) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon an untrue statement or omission with respect to the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties contained in the Master Tape (it being herein acknowledged that the Master Tape was used to prepare the Prospectus Supplement including without limitation Appendix I and Appendix II thereto, the Memorandum, the Diskette, the Computational Materials and ABS Term Sheets with respect to the Registered Certificates and any items similar to Computational Materials and ABS Term Sheets forwarded to prospective investors in the Non-Registered Certificates), (II) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to, or arises out of or is based upon an untrue statement or omission with respect to, the information regarding the Mortgage Loans, the related Mortgagors, the related Mortgaged Properties and/or the Seller set forth (X) in the Prospectus Supplement and the Memorandum under the headings "Summary--The Mortgage Pool", "Risk Factors--The Mortgage Loans" and "Description of the Mortgage Pool" and (Y) on Appendix II to the Prospectus Supplement and, to the extent consistent therewith, on the Diskette,
(III) any such untrue statement or alleged untrue statement or omission or alleged omission is with respect to, or arises out of or is based upon an untrue statement or omission with respect to, the information regarding other mortgage loans owned or serviced by the Seller set forth in the Prospectus Supplement and the Memorandum under the headings "Description of the Mortgage Pool--The Sellers--GMACCM" and "Servicing of the Mortgage Loans--GMAC Commercial Mortgage Corporation", or (iv) any such untrue statement or alleged untrue statement or omission or alleged omission arises out of or is based upon a breach of the representations and warranties of the Seller set forth in or made pursuant to
Section 4; provided that the indemnification provided by this Section 9 shall not apply to the extent that such untrue statement or omission was made as a result of an error in the manipulation of, or in any calculations based upon, or in any aggregation of the information regarding the Mortgage Loans, the related Mortgagors and/or the related Mortgaged Properties set forth in Appendix II to the Prospectus Supplement. This indemnity agreement will be in addition to any liability which the Seller may otherwise have.

     For purposes of this Agreement, "Registration Statement" shall mean the registration statement No. 46723 filed by the Purchaser on Form S-3, including without limitation exhibits thereto and information incorporated therein by reference; "Prospectus" shall mean the prospectus dated March 20, 1997, as supplemented by the prospectus supplement dated March 20, 1997 (the "Prospectus Supplement"), relating to the Registered Certificates; "Memorandum" shall mean the private placement memorandum dated March 20, 1997, relating to the Non-Registered Certificates; "Computational Materials" shall have the meaning assigned thereto in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"); "ABS Term Sheets" shall have the meaning assigned thereto in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter" and, together with the Kidder Letters, the "No-Action Letters"); "Diskette" shall mean the diskette attached to each of the Prospectus and the Memorandum; and "Master Tape" shall mean the compilation of information and data regarding the Mortgage Loans and the Other Loans covered by the Agreed Upon Procedures Letter dated March 20, 1997 and rendered by Deloitte & Touche, L.L.P. (a "hard copy" of which Master Tape was initialed on behalf of the Seller and the Purchaser).

     b. In case any proceeding (including any governmental investigation) shall be instituted involving any person that may seek indemnity pursuant to Section 9
(a) above, such person (the "indemnified party") shall notify the Seller as the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. The indemnifying party may, at its option, at any time upon written notice to the indemnified party, assume the defense of any proceeding and may designate counsel satisfactory to the indemnified party in connection therewith provided that the counsel so designated would have no actual or potential conflict of interest in connection with such representation. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the reasonable fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel,
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to designate within a reasonable period of time counsel reasonably satisfactory to the indemnified party. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties. Unless it shall assume the defense of any proceeding, the indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (which consent shall not be unreasonably withheld), but if settled with such consent or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnifying party assumes the defense of any proceeding, it shall be entitled to settle such proceeding with the consent of the indemnified party or, if such settlement provides for release of the indemnified party in connection with all matters relating to the proceeding which have been asserted against the indemnified party in such proceeding by the other parties to such settlement, without the consent of the indemnified party.

     c. If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to in Section 9(a), then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect not only the relative benefits received by the Seller on the one hand and the Purchaser on the other from the transactions contemplated hereby, but also the relative fault of the Seller on the one hand and the Purchaser on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of the Seller on the one hand and of the Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Seller or by the Purchaser, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     d. The parties hereto agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method or allocation that does not take account of the equitable considerations referred to in subsection (c) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal fees and disbursements or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim, except where the indemnified party is required to bear such expenses, which expenses the indemnifying party shall pay as and when incurred, at the request of the indemnified party, to the extent that the indemnified party will ultimately be obligated to pay such expenses. In the event that any expenses so paid by the indemnifying party are subsequently determined to not be required to be borne by the indemnifying party hereunder, the party which received such payment shall promptly refund the amount so paid to the party which made such payment. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

     e. The indemnity and contribution agreements contained in this Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by the Purchaser, any of its directors or officers, or any person controlling the Purchaser, and (iii) acceptances of and payment for any of the Mortgage Loans.

     SECTION 10. COSTS.

     Costs relating to the transactions contemplated hereby shall be borne by the parties hereto or their respective affiliates in accordance with the Letter of Understanding.

     SECTION 11. NOTICES.

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, by registered mail, postage prepaid, by overnight mail or courier service, or transmitted by facsimile and confirmed by a similar mailed writing, if to the Purchaser, addressed to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York, Attention: Russell Rahbany, facsimile no. (212) 761-0524, with a copy to Morgan Stanley Capital I Inc., 1585 Broadway, New York, New York, Attention:
Gregory Walker, Esq., facsimile no. (212) 761-8915, or to such other address or facsimile number as may hereafter be furnished to the Seller in writing by the Purchaser; and if to the Seller, addressed to GMAC Commercial Mortgage Corporation, 650 Dresher Road, P.O. Box 1015, Horsham, Pennsylvania 19044-8015,
Attention: Ms. Elisa George, facsimile no. (215) 682-3425 (with a copy to GMAC Mortgage Corporation, 3031 West Grand Boulevard, Detroit, Michigan 48232,
Attention: Richard Kent, facsimile no. (313) 974-0685), or to such other address or facsimile number as the Seller may designate in writing to the Purchaser.

     SECTION 12. THIRD PARTY BENEFICIARIES.

     Each of the officers, directors and controlling persons referred to in
Section 9 hereof is an intended third party beneficiary of the covenants and indemnities of the Seller set forth in Section 9 of this Agreement. It is acknowledged and agreed that such representations, warranties, covenants and indemnities may be enforced by or on behalf of any such person or entity against the Seller to the same extent as if it was a party hereto.

     SECTION 13. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY.

     All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser or its designee.

     SECTION 14. SEVERABILITY OF PROVISIONS.

     Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

     SECTION 15. COUNTERPARTS.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     SECTION 16. GOVERNING LAW.

     THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

     SECTION 17. FURTHER ASSURANCES.

     The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

     SECTION 18. SUCCESSORS AND ASSIGNS.

     The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this

Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. In addition, any person into which the Purchaser may be merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Purchaser is a party, or any person succeeding to all or substantially all of the business of the Purchaser, shall be the successor to the Purchaser hereunder. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser, and their permitted successors and assigns, and the indemnified parties referred to in Section 9.

     SECTION 19. AMENDMENTS.

     No term or provision of this Agreement may be amended, waived, modified or in any way altered, unless such amendment, waiver, modification or alteration is in writing and signed by a duly authorized officer of the party against whom such amendment, waiver, modification or alteration is sought to be enforced.

     SECTION 20. WAIVER OF TRIAL BY JURY.

     THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                            [signatures on next page]

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers and/or representatives as of the date first above written.

                                            GMAC COMMERCIAL MORTGAGE CORPORATION



                                            By: /s/ Elisa George
                                               -----------------------------
                                               Name:  Elisa George
                                               Title: Vice President


                                            MORGAN STANLEY CAPITAL I INC.



                                            By: /s/ Russell A. Rahbany
                                               -----------------------------
                                               Name:  Russell A. Rahbany
                                               Title: Vice President

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

     The Mortgage Loan Schedule shall set forth, among other things, the following information with respect to each Mortgage Loan:

     (i)     the loan number;

     (ii) the street address (including city, state and zip code) of the related Mortgaged Property;

     (iii)   the date of the Mortgage Note;

     (iv) the Mortgage Rate in effect as of the Cut-off Date and whether such Mortgage Loan has an adjustable Mortgage Rate;

     (v)     the original principal balance;

     (vi)    the Cut-off Date Balance;

     (vii) the (A) remaining term to stated maturity and (B) Stated Maturity Date; and

     (viii)  the Due Date;

     (ix) the amount of the Monthly Payment due on the first Due Date following the Cut-off Date;

     (x) if such Mortgage Loan has an adjustable Mortgage Rate, the (A) Index, (B) Gross Margin, (C) first Mortgage Rate adjustment date following the Cut-off Date and the frequency of Mortgage Rate adjustments, (D) limitations, if any, on periodic adjustments to the Mortgage Rate, (E) maximum and minimum lifetime Mortgage Rate, if any, and (F) the first Monthly Payment adjustment date following the Cut-off Date and the frequency of Monthly Payment adjustments; and

     (xi)    the Master Servicing Fee Rate.

     The Mortgage Loan Schedule shall also set forth the Aggregate Cut-off Date Balance for all of the Mortgage Loans. Such list may be in the form of more than one list, collectively setting forth all of the information required.

                             MORTGAGE LOAN SCHEDULE
                      GMAC COMMERCIAL MORTGAGE CORPORATION


                                                                                                                                 Zip
Property Name                                Loan Number   Street Address                               City            State   Code
------------------------------------------------------------------------------------------------------------------------------------
St. Paul Gardens                             01-1015456    50-54 Alton Place and 70-86 St. Paul Street  Brookline         MA   02146
Chauncy Street                               01-1015458    18-26 Chauncy Street                         Cambridge         MA   02138
Auburn/Harris                                01-1015460    37-41 Auburn St. and 34-38 Harris Street     Brookline         MA   02146
Sunset Industrial Park                       01-1015535    4-40A 19th.4-52B20th. 10-70 21st Street      Brooklyn          NY   11232
Centerpoint Plaza                            01-1015227    640,660,680,690,& 730 South Mill Avenue      Tempe             AZ   85281
Sandy Springs Crossing Shopping Center       01-1015332    6690 RoswellRoad                             Atlanta           GA   30328
Hampton Court                                01-1015459    1221-1223 Beacon Street                      Brookline         MA   02146
Langdon Terrace                              01-1015455    1-3 Langdon Street                           Cambridge         MA   02146
Wendell Terrace                              01-1015457    19-21 Wendell Street                         Cambridge         MA   02138
Hilton Village Shopping Center               01-1015361    6113-6149 North Scottsdale Road              Scottsdale        AZ   85253
Liberty Central Warehouse                    01-1015228    1032-1060 Millbury Street                    Worcester         MA   01607
Tower 801 Apt                                01-1015235    801 Pine Street                              Seattle           WA   98101
Southpointe Plaza                            01-1015337    3209 Deans Bridge Road                       Augusta           GA   30906
Plantation Plaza                             01-1015338    1310 N. Fraser Street                        Georgetown        SC   29440
Mountain View Plaza                          01-1015339    1001 Virginia Avenue                         Martinsville      VA   24112
Trident Pool I Roll Up of Five Properties    01-1015510    Various                                      Various           CA Various
Fenton Place Apartments                      01-1015350    6900 and 7100 East Evans Avenue              Denver            CO   80224
Comfort Inn/Shady Grove Professional Bldg    01-1015151    Various                                      Gaithersburg      MD   20877
Trident Pool II-Rollup Of Six Properties     01-1015511    Various                                      Various           CA Various
TridentPool III-Roll Up of Five Properties   01-1015512    Various                                      Various           CA Various
Clinton Adams Corporation                    01-1015407    111 Adams Road                               Clinton           MA   01510
Lyons Plaza Shopping Center                  01-1015263    471-479 Lyons Avenue Irvington               Irvington/Newark  NJ   07111
Promenade Shopping Center                    01-1015295    SWC Bell Road and 99th Avenue                Sun City          AZ   85351
Ashley Court                                 01-1015083    10900 Bustleton Ave.                         Philadelphia      PA   19116
Maple Hill Apartments                        01-1015468    213 MapleAve.                                Horsham Twp.      PA   19044
The Dukes' Plaza                             01-1015615    2173-2359 South Main Street (Rt 11)          Harrisonburg      VA   22801
Sportmart Sporting Goods Store               01-1015352    3651 Torrance Boulevard                      Torrance          CA   90503
Desert Gardens                               01-1015061    13517 West Glendale Avenue                   Glendale          AZ   85307
Mercado Del Lago                             01-1015282    8300-8320 North Hayden Road                  Scottsdale        AZ   85258
Creekside Apartments                         01-1015019    3018 Knickerbocker Road                      San Angelo        TX   76904
Applied Materials                            01-1015257    1609 Centre Creek Drive                      Austin            TX   78746
Madison & Manzanita                          01-1015327    1670 North Murray Boulevard                  Sacramento        CA   80915
Sundance Apartments                          01-1015183    5800-5820 Madison Ave.                       Colorado Springs  CO   95841
Sherwood Village Apartments                  01-1015444    12000 E. Kansas Drive                        Aurora            CO   80012
Lincoln Plaza                                01-1015529    1300 South State Street                      Salt Lake City    UT   84115
Parkway III & IV                             01-1015367    2697 International Parkway                   Virginia Beach    VA   23452

Morgan Stanley Capital I Inc. 1997-C1


                   Fixed                 Cut-off                        First
Note                 or       Original     Date        Rem. Maturity   Payment
Date       Rate   Adjustable  Balance    Balance       Term   Date     Due Date
-------------------------------------------------------------------------------
12/24/96   8.350%   Fixed    6,043,000   6,035,423.01  118   1/1/07     2/1/97
12/24/96   8.350%   Fixed    5,787,000   5,779,744.00  118   1/1/07     2/1/97
12/24/96   8.350%   Fixed    2,525,000   2,521,834.04  118   1/1/07     2/1/97
11/27/96   8.875%   Fixed   12,000,000  11,966,971.79  117  12/1/06     1/1/97
 7/24/96   9.125%   Fixed   11,500,000  11,456,171.07   77   8/1/03     9/1/96
10/15/96   8.920%   Fixed   11,460,000  11,434,255.32   80  11/1/03    12/1/96
12/24/96   8.500%   Fixed    4,956,000   4,949,974,03  118   1/1/07     2/1/97
12/24/96   8.350%   Fixed    2,640,000   2,636,689.84  118   1/1/07     2/1/97
12/24/96   8.350%   Fixed    2,270,000   2,267,153.77  118   1/1/07     2/1/97
 12/6/96   8.500%   Fixed    9,000,000   8,989,056.96  118   1/1/07     2/1/97
 7/23/96   9.375%   Fixed    8,500,000   8,448,971.32   77   8/1/03     9/1/96
  9/5/96   8.410%   Fixed    8,200,000   8,174,341.38   79  10/1/03    11/1/96
 12/6/96   8.190%   Fixed    2,810,000   2,806,359.76  118   1/1/07     2/1/97
 12/6/96   8.190%   Fixed    2,400,000   2,396,890.89  118   1/1/07     2/1/97
 12/6/96   8.190%   Fixed    2,450,000   2,446,826.13  118   1/1/07     2/1/97
11/25/96   8.510%   Fixed    7,472,000   7,450,161.86  117  12/1/06     1/1/97
 10/3/96   8.940%   Fixed    7,200,000   7,173,762.24   80  11/1/03    12/1/96
  8/9/96   9.750%   Fixed    7,100,000   7,065,812.52  114   9/1/06    10/1/96
11/25/96   8.450%   Fixed    7,070,000   7,049,132.91  117  12/1/06     1/1/97
11/25/96   8.450%   Fixed    7,038,000   7,017,227.34  117  12/1/06     1/1/97
12/17/96   9.000%   Fixed    6,900,000   6,887,644.74  118   1/1/07     2/1/97
 1/10/97   9.000%   Fixed    6,750,000   6,745,300.53  119   2/1/07     3/1/97
 8/14/96   8.750%   Fixed    5,000,000   4,982,422.17  114   9/1/06    10/1/96
 5/30/96   8.750%   Fixed    5,000,000   4,956,919.06  111  5/30/06     7/1/96
12/12/96   8.500%   Fixed    4,950,000   4,942,755.93  118   1/1/07     2/1/97
12/31/96   8.700%   Fixed    4,200,000   4,192,096.51  118   1/1/07     2/1/97
10/21/96   9.050%   Fixed    4,177,000   4,162,052.69   80  11/1/03    12/1/96
  4/1/96   8.850%   Fixed    4,200,000   4,160,291.52  110   5/1/06     6/1/96
 7/10/96   9.375%   Fixed    4,000,000   3,985,524.46  113   8/1/06     9/1/96
  3/1/96   8.250%   Fixed    3,225,000   3,199,367.47  108   3/1/06     4/1/96
11/11/96   8.875%   Fixed    3,000,000   2,994,917.04   81  12/1/03     1/1/97
 9/30/96   9.410%   Fixed    3,000,000   2,987,310.24  115  10/1/06    11/1/96
 10/9/96   8.750%   Fixed    3,000,000   2,985,848.57  112   7/1/06    11/1/96
11/27/96   8.370%   Fixed    2,900,000   2,891,328.06   81  12/1/03     1/1/97
12/24/96   8.940%   Fixed    2,800,000   2,794,936.09  118   1/1/07     2/1/97
10/30/96   9.350%   Fixed    2,760,000   2,750,603.41   80  11/1/03    12/1/96

                             MORTGAGE LOAN SCHEDULE
                      GMAC COMMERCIAL MORTGAGE CORPORATION


                                                                                                                                 Zip
Property Name                                Loan Number   Street Address                             City              State   Code
------------------------------------------------------------------------------------------------------------------------------------
Woodcrest Pavilion                           01-1015449    10 Melrose Avenue                          Cherry Hill         NJ   08003
Park Village Apartments                      01-1015395    520 East 2nd Street and 226 North Hobson   Mesa                AZ   85203
Pine Park Apartments                         07-1000005    150 West 7200 South                        Midvale             UT   84047
The Registry                                 01-1015160    11650 Adie Road                            St. Louis           MO   63043
Washington Woodworking                       01-1015397    2004-2010 Beaver Road                      Landover            MD   20785
Scott Manor Apartments                       01-1015217    4470 and 4490 East Jewell Avenue           Denver              CO   80222
Four Seasons Estates                         01-1015504    9700 37th Place North                      Plymouth            MN   55441
Valley View Apartments                       01-1015271    507 - 517 Whitney Avenue                   Holyoke             MA   01040
University Avenue Retail                     01-1015513    415 University Avenue                      San Diego           CA   92103
Oakland Terrace Apartments                   01-1015279    6063 Roosevelt Boulevard                   Philadelphia        PA   19149
Capri/ Graham House/Hale Hall Apartments     01-1015221    1250 Colorado Blvd. 1235-59 Albion         Denver              CO   80220
Royal Garden Apartments                      01-1015218    3560 South 300 East                        Salt Lake City      UT   84115
Lincoln Court Apartments                     01-1015594    6367-6373 Lancaster Avenue                 Philadelphia        PA   19151
Kutztown Garden Apartments                   01-1015469    105 Normal Avenue                         Borough of Kutztown PA   19530
Clarke Products                              01-1015454    1170 109TH Street                          Grand Prairie       TX   75050
Springview Garden Apartments                 01-1015438    8 Amosland Road                            Morton              PA   19070
Greystone Court Apartments                   01-1015299    4101 North Hall Street                     Dallas              TX   75219
Fort Knox Storage Park                       01-1015428    1900 East Bessemer Avenue                  Greensboro          NC   27405
Montana Avenue Retail                        01-1015514    1129 - 1133 Montana Avenue                 Santa Monica        CA   90403
Northview Terrace Apartments                 01-1015165    1412 SW 312th Street                       Federal Way         WA   98023



Morgan Stanley Capital I Inc. 1997-C1


                   Fixed                 Cut-off                        First
Note                 or       Original     Date        Rem. Maturity   Payment
Date       Rate   Adjustable  Balance    Balance       Term   Date     Due Date
-------------------------------------------------------------------------------
 11/8/96   9.125%   Fixed    2,400,000   2,396,139.22  117  12/1/06     1/1/97
10/14/96   8.790%   Fixed    2,380,000   2,373,357.58   80  11/1/03     2/1/96
11/20/95   8.375%   Fixed    2,075,000   2,042,665.75  105  12/1/05     1/1/96
  6/3/96   9.600%   Fixed    1,984,620   1,975,737.33  111   6/1/06     7/1/96
10/23/96   9.170%   Fixed    1,900,000   1,893,334.75  116  11/1/06    12/1/96
 7/17/96   9.140%   Fixed    1,900,000   1,888,142.52  113   8/1/06     9/1/96
11/22/96   8.350%   Fixed    1,655,000   1,650,034.85  117  12/1/06     1/1/97
  9/6/96   9.190%   Fixed    1,450,000   1,443,638.43  115  10/1/06    11/1/96
11/25/96   8.450%   Fixed    1,435,000   1,430,764.70  117  12/1/06     1/1/97
 9/13/96   8.840%   Fixed    1,350,000   1,343,725.18  115  10/1/06    11/1/96
 8/19/96   8.980%   Fixed    1,350,000   1,337,611.62  234   9/1/96    10/1/96
 7/31/96   8.980%   Fixed    1,300,000   1,291,670.97  113   8/1/06     9/1/96
 8/12/96   9.125%   Fixed    1,268,000   1,263,873.51   78   9/1/03    10/1/96
12/12/96   8.500%   Fixed    1,170,000   1,168,287.78  118   1/1/07     2/1/97
12/13/96   8.680%   Fixed    1,100,000   1,097,923.21  118   1/1/07     2/1/97
11/22/96   8.550%   Fixed    1,000,000     998,188.36  117  12/1/06     1/1/97
 9/13/96   8.800%   Fixed    1,000,000     995,321.40   79   0/1/03    11/1/96
11/20/96   8.850%   Fixed    1,000,000     995,388.10  117  12/1/06     1/1/97
11/25/96   8.450%   Fixed      629,000     627,143.57  117  12/1/06     1/1/97
  7/8/96   7.938% Adjustable 1,540,000   1,532,518.17  113   8/1/06     9/1/96
                                       --------------
                                       223,431,545.67
                                       ==============

                             MORTGAGE LOAN SCHEDULE
                      GMAC COMMERCIAL MORTGAGE CORPORATION

                                                           Monthly                   First Mortgage      Frequency of   Limitations
                                                           Payment          Gross    Rate Adjustment    Mortgage Rate   on Periodic
Property Name                               Loan Number  Due 4/1/97  Index  Margin  Date Post Cut-off    Adjustments    Adjustments
-----------------------------------------------------------------------------------------------------------------------------------
St. Paul Gardens                            01-1015456   45,824.57    N/A    N/A          N/A                N/A            N/A
Chauncy Street                              01-1015458   43,883.30    N/A    N/A          N/A                N/A            N/A
Aubum/Harris                                01-1015460   19,147.28    N/A    N/A          N/A                N/A            N/A
Sunset Industrial Park                      01-1015535   99,678.38    N/A    N/A          N/A                N/A            N/A
Centerpoint Plaza                           01-1015227   93,567.80    N/A    N/A          N/A                N/A            N/A
Sandy Springs Crossing Shopping Center      01-1015332   91,550.85    N/A    N/A          N/A                N/A            N/A
Hampton Court                               01-1015459   38,107.35    N/A    N/A          N/A                N/A            N/A
Langdon Terrace                             01-1015455   20,019.34    N/A    N/A          N/A                N/A            N/A
Wendell Terrace                             01-1015457   17,213.60    N/A    N/A          N/A                N/A            N/A
Hilton Village Shopping Center              01-1015361   69,202.21    N/A    N/A          N/A                N/A            N/A
Liberty Central Warehouse                   01-1015228   73,526.98    N/A    N/A          N/A                N/A            N/A
Tower 801 Apt                               01-1015235   62,528.63    N/A    N/A          N/A                N/A            N/A
Southpointe Plaza                           01-1015337   20,992.18    N/A    N/A          N/A                N/A            N/A
Plantation Plaza                            01-1015338   17,929.27    N/A    N/A          N/A                N/A            N/A
Mountain View Plaza                         01-1015339   18,302.79    N/A    N/A          N/A                N/A            N/A
Trident Pool I Roll Up of Five Properties   01-1015510   60,216.93    N/A    N/A          N/A                N/A            N/A
Fenton Place Apartments                     01-1015350   60,126.59    N/A    N/A          N/A                N/A            N/A
Comfort Inn/Shady Grove Professional Bldg.  01-1015151   63,270.76    N/A    N/A          N/A                N/A            N/A
Trident Pool II-Rollup Of Six Properties    01-1015511   56,691.53    N/A    N/A          N/A                N/A            N/A
Trident Pool III-Roll Up of Five Propenies  01-1015512   56,434.94    N/A    N/A          N/A                N/A            N/A
Clinton Adams Corporation                   01-1015407   57,904.55    N/A    N/A          N/A                N/A            N/A
Lyons Plaza Shopping Center                 01-1015263   55,324.47    N/A    N/A          N/A                N/A            N/A
Promenade Shopping Center                   01-1015295   39,335.02    N/A    N/A          N/A                N/A            N/A
Ashley Court                                01-1015083   41,107.18    N/A    N/A          N/A                N/A            N/A
Maple Hill Apartments                       01-1015468   38,671.75    N/A    N/A          N/A                N/A            N/A
The Dukes' Plaza                            01-1015615   34,387.47    N/A    N/A          N/A                N/A            N/A
Sportmart Sporting Goods Store              01-1015352   35,196.36    N/A    N/A          N/A                N/A            N/A
Desert Gardens                              01-1015061   34,815.84    N/A    N/A          N/A                N/A            N/A
Mercado Del Lago                            01-1015282   33,269.97    N/A    N/A          N/A                N/A            N/A
Creekside Apartments                        01-1015019   24,228.35    N/A    N/A          N/A                N/A            N/A
Applied Materials                           01-1015257   23,869.35    N/A    N/A          N/A                N/A            N/A
Madison & Manzanita                         01-1015327   24,664.31    N/A    N/A          N/A                N/A            N/A
Sundance Apartments                         01-1015183   26,023.46    N/A    N/A          N/A                N/A            N/A
Sherwood Village Apartments                 01-1015444   23,098.08    N/A    N/A          N/A                N/A            N/A
Lincoln Plaza                               01-1015529   23,382.56    N/A    N/A          N/A                N/A            N/A
Parkway III & IV                            01-1015367   23,826.87    N/A    N/A          N/A                N/A            N/A

Morgan Stanley Capitalilac 1997-C1



   Maximum         Minimum        First Monthly     Frequency of     Master
  Lifetime        Lifetime      Payment Adjustment    Payment       Servicing
Mortgage Rate   Mortgage Rate   Date Post Cut-off   Adjustments   Fee Rate (bps)
--------------------------------------------------------------------------------

     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6

                             MORTGAGE LOAN SCHEDULE
                      GMAC COMMERCIAL MORTGAGE CORPORATION

                                                          Monthly                    First Mortgage      Frequency of   Limitations
                                                          Payment           Gross    Rate Adjustment    Mortgage Rate   on Periodic
Property Name                              Loan Number  Due 4/1/97  Index   Margin  Date Post Cut-off    Adjustments    Adjustments
-----------------------------------------------------------------------------------------------------------------------------------
Woodcrest Pavilion                          01-1015449  19,527.19    N/A     N/A          N/A                N/A            N/A
Park Village Apartments                     01-1015395  19.075.97    N/A     N/A          N/A                N/A            N/A
Pine Park Apartments                        07-1000005  16,534.03    N/A     N/A          N/A                N/A            N/A
The Registry                                01-1015160  16,832 76    N/A     N/A          N/A                N/A            N/A
Washington Woodworking                      01-1015397  16,166 50    N/A     N/A          N/A                N/A            N/A
Scott Manor Apartments                      01-1015217  16,127.28    N/A     N/A          N/A                N/A            N/A
Four Seasons Estates                        01-1015504  13,159.63    N/A     N/A          N/A                N/A            N/A
Valley View Apartments                      01-1015271  12,357.56    N/A     N/A          N/A                N/A            N/A
University Avenue Retail                    01-1015513  11,506.70    N/A     N/A          N/A                N/A            N/A
Oakland Terrace Apartments                  01-1015279  11,181.61    N/A     N/A          N/A                N/A            N/A
Capri/ Graham House/Hale Hall Apartments    01-1015221  12,128.94    N/A     N/A          N/A                N/A            N/A
Royal Garden Apartments                     01-1015218  10,891.75    N/A     N/A          N/A                N/A            N/A
Lincoln Court Apartments                    01-1015594  10,316.87    N/A     N/A          N/A                N/A            N/A
Kutztown Garden Apartments                  01-1015469   9,140.59    N/A     N/A          N/A                N/A            N/A
Clarke Products                             01-1015454   8,991.32    N/A     N/A          N/A                N/A            N/A
Springview Garden Apartments                01-1015438   7,724.60    N/A     N/A          N/A                N/A            N/A
Greystone Court Apartments                  01-1015299   8,255.43    N/A     N/A          N/A                N/A            N/A
Fort Knox Storage Park                      01-1015428   8,901.02    N/A     N/A          N/A                N/A            N/A
Montana Avenue Retail                       01-1015514   5,043.70    N/A     N/A          N/A                N/A            N/A
Northview Terrace Apartments                01-1015165  11,232.88 Libor-lmo. 2.500        3/28/97            Monthly        None


Morgan Stanley Capital I Inc. 1997-C1




   Maximum         Minimum        First Monthly     Frequency of     Master
  Lifetime        Lifetime      Payment Adjustment    Payment       Servicing
Mortgage Rate   Mortgage Rate   Date Post Cut-off   Adjustments   Fee Rate (bps)
--------------------------------------------------------------------------------

     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
     N/A             N/A               N/A              N/A           13.6
   10.375           5.750            4/1/97            Monthly        13.6

                                    EXHIBIT B

                                THE MORTGAGE FILE

     The "Mortgage File" for any Mortgage Loan shall, subject to Section 2(b), collectively consist of the following documents:

     (i) the original Mortgage Note, endorsed by the most recent endorsee prior to the Trustee or, if none, by the originator, without recourse, either in blank or to the order of the Trustee in the following form: "Pay to the order of LaSalle National Bank, as trustee for the registered holders of Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates, Series 1997 - C1, without recourse";

     (ii) the original or a copy of the related Mortgage and, if applicable, the originals or copies of any intervening assignments of such Mortgage showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording indicated thereon;

     (iii) an original assignment of the related Mortgage, in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity);

     (iv) the original or a copy of the related Assignment of Leases (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments of such Assignment of Leases showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee of record thereof prior to the Trustee, if any, in each case with evidence of recording thereon;

     (v) an original assignment of any related Assignment of Leases (if such item is a document separate from the Mortgage), in recordable form, executed by the most recent assignee of record thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

     (vi) an original or copy of any related security agreement (if such item is a document separate from the Mortgage) and, if applicable, the originals or copies of any intervening assignments of such security agreement showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any;

     (vii) an original assignment of any related security agreement (if such item is a document separate from the Mortgage) executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator, either in blank or in favor of the Trustee (in such capacity), which assignment may be included as part of the corresponding assignment of Mortgage referred to in clause (iii) above;

     (viii) originals or copies of all assumption, modification, written assurance and substitution agreements, with evidence of recording thereon (if appropriate), in those instances where the terms or provisions of the Mortgage, Mortgage Note or any related security document have been modified or the Mortgage Loan has been assumed;

     (ix) the original or a copy of the lender's title insurance policy issued in connection with the origination of the Mortgage Loan, together with all endorsements or riders (or copies thereof) that were issued with or subsequent to the issuance of such policy, insuring the priority of the Mortgage as a first lien on the Mortgaged Property;

     (x) the original or a copy of any guaranty of the obligations of the Mortgagor under the Mortgage Loan, together with (A) if applicable, the originals or copies of any intervening assignments of such guaranty showing a complete chain of assignment from the originator of the Mortgage Loan to the most recent assignee thereof prior to the Trustee, if any, and (B) an original assignment of such guaranty executed by the most recent assignee thereof prior to the Trustee or, if none, by the originator;

     (xi) (A) file or certified copies of any UCC financing statements and continuation statements which were filed in order to perfect (and maintain the perfection of) any security interest held by the originator of the Mortgage Loan (and each assignee of record prior to the Trustee) in and to the personalty of the mortgagor at the Mortgaged Property (in each case with evidence of filing thereon) and which were in the possession of the Seller (or its agent) at the time the Mortgage Files were delivered to the Trustee and (B) if any such security interest is perfected and the earlier UCC financing statements and continuation statements were in the possession of the Seller, a UCC financing statement executed by the most recent assignee of record prior to the Trustee or, if none, by the originator, evidencing the transfer of such security interest, either in blank or in favor of the Trustee;

     (xii) the original or a copy of the power of attorney (with evidence of recording thereon, if appropriate) granted by the Mortgagor if the Mortgage, Mortgage Note or other document or instrument referred to above was signed on behalf of the Mortgagor; and

     (xiii) if the Mortgagor has a leasehold interest in the related Mortgaged Property, the original ground lease or a copy thereof;

provided that whenever the term "Mortgage File" is used to refer to documents actually received by the Purchaser or the Trustee, such term shall not be deemed to include such documents and instruments required to be included therein unless they are actually so received.

                                    EXHIBIT C

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER
                     REGARDING THE INDIVIDUAL MORTGAGE LOANS


     With respect to each Mortgage Loan, the Seller hereby represents and warrants, as of the date hereinbelow specified or, if no such date is specified, as of the Closing Date, that:

          (i) Ownership of Mortgage Loans. Immediately prior to the transfer thereof to the Purchaser, the Seller had good and marketable title to, and was the sole owner and holder of, such Mortgage Loan, free and clear of any and all liens, encumbrances and other interests on, in or to such Mortgage Loan (other than, in certain cases, the right of a subservicer to directly service such Mortgage Loan). Such transfer validly assigns ownership of such Mortgage Loan to the Purchaser free and clear of any pledge, lien, encumbrance or security interest.

          (ii) Authority to Transfer Mortgage Loans. The Seller has full right and authority to sell, assign and transfer such Mortgage Loan. No provision of the Mortgage Note, Mortgage or other loan document relating to such Mortgage Loan prohibits or restricts the Seller's right to assign or transfer such Mortgage Loan.

          (iii) Mortgage Loan Schedule. The information pertaining to such Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut- off Date.

          (iv) Payment Record. Such Mortgage Loan was not as of the Cut-off Date, and has not been during the twelve-month period prior thereto, 30 days or more delinquent in respect of any debt service payment required thereunder, without giving effect to any applicable grace period.

          (v) Lien Priority. The Permitted Encumbrances (as defined in the Mortgage Loan Purchase Agreement of which this Exhibit C forms a part) do not materially interfere with the security intended to be provided by the related Mortgage, the current use or operation of the related Mortgaged Property or the current ability of the Mortgaged Property to generate net operating income sufficient to service the Mortgage Loan. If the Mortgaged Property is operated as a nursing facility, a hospitality property or a multifamily property, the Mortgage, together with any separate security agreement, similar agreement and UCC financing statement, if any, establishes and creates a first priority, perfected security interest, to the extent such security interest can be perfected by the recordation of a Mortgage and the filing of a UCC financing statement, in all personal property owned by the Mortgagor that is used in, and is reasonably necessary to, the operation of the related Mortgaged Property.

          (vi) Title Insurance. The lien of the related Mortgage is insured by an ALTA lender's title insurance policy ("Title Policy"), or its equivalent as adopted in the applicable jurisdiction, issued by a nationally recognized title insurance company, insuring the originator of such Mortgage Loan, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan after all advances of principal, subject only to Permitted Encumbrances (or, if a title insurance policy has not yet been issued in respect of the Mortgage
     Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of such loan). Each Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid and, to the Seller's knowledge, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) will inure to the benefit of the Trustee without the consent of or notice to the insurer.

          (vii) No Waivers by Seller of Material Defaults. The Seller has not waived any material default, breach, violation or event of acceleration existing under the related Mortgage or Mortgage Note.

          (viii) No Offsets, Defenses or Counterclaims. There is no valid offset, defense or counterclaim to such Mortgage Loan.

          (ix) Condition of Property; Condemnation. Except as set forth in any engineering report prepared in connection with the origination of (or obtained in connection with or otherwise following the Seller's acquisition
     of) such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan. The Seller has no actual notice of the commencement of a proceeding for the condemnation of all or any material portion of the related Mortgaged Property.

          (x) Compliance with Usury Laws. Such Mortgage Loan complied with all applicable usury laws in effect at its date of origination.

          (xi) Full Disbursement of Mortgage Loan Proceeds. The proceeds of such Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder.

          (xii) Enforceability. The related Mortgage Note and Mortgage and all other documents and instruments evidencing, guaranteeing, insuring or otherwise securing such Mortgage Loan have been duly and properly executed by the parties thereto, and each is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights of creditors generally and by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (xiii) Insurance. All improvements upon the related Mortgaged Property are insured against loss by hazards of extended coverage in an amount (subject to a customary deductible) at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on such Mortgaged Property and the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. If any portion of the related Mortgaged Property was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards, and flood insurance was available, a flood insurance policy meeting any requirements of the then current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding principal balance of such Mortgage Loan, (2) the full insurable value of such Mortgaged Property, (3) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended, and (4) 100% of the replacement cost of the improvements located on such Mortgaged Property. In addition, the Mortgage requires the Mortgagor to maintain in respect of the Mortgaged Property comprehensive general liability insurance in amounts generally required by commercial mortgage lenders, and at least six months rental or business interruption insurance, and all such insurance required by the Mortgage to be maintained is in full force and effect. Each such insurance policy requires prior notice to the holder of the Mortgage of termination or cancellation, and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.

          (xiv) Environmental Condition. The related Mortgaged Property was subject to one or more environmental site assessments (or an update of a previously conducted assessment), which was (were) performed on behalf of the Seller, or as to which the related report was delivered to the Seller in connection with its origination or acquisition of such Mortgage Loan; and the Seller, having made no independent inquiry other than reviewing the resulting report(s) and/or employing an environmental consultant to perform the assessment(s) referenced herein, has no knowledge of any material and adverse environmental conditions or circumstance affecting such Mortgaged Property that was not disclosed in the related report(s). The Seller has not taken any action with respect to such Mortgage Loan or the related Mortgaged Property that could subject the Purchaser, or its successors and assigns in respect of the Mortgage Loan, to any liability under the
     Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or any other applicable federal, state or local environmental law, and the Seller has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to the related Mortgaged Property that was not disclosed in the related report. The related Mortgage requires the Mortgagor to comply with all applicable federal, state and local environmental laws and regulations.

          (xv) No Cross-Collateralization with Other Mortgage Loans. Such Mortgage Loan is not cross-collateralized with any mortgage loan that will not be included in the Trust Fund.

          (xvi) Waivers and Modifications. The terms of the related Mortgage and the Mortgage Note have not been impaired, waived, altered or modified in any material respect, except as specifically set forth in the related Mortgage File.

          (xvii) Taxes and Assessments. There are no delinquent taxes, ground rents, water charges, sewer rents, assessments or other similar outstanding charges affecting the related Mortgaged Property which are or may become a lien of priority equal to or higher than the lien of the related Mortgage. For purposes of this representation and warranty, real property taxes and assessments shall not be considered unpaid until the date on which interest and/or penalties would be payable thereon.

          (xviii) Mortgagor's Interest in Mortgaged Property. Except in the case of two Mortgage Loans (the Mortgage Loans secured by Center Point Plaza (Mortgage Loan No. 01- 1015227) and Hilton Village Shopping Center (Mortgage Loan No. 01-1015361)) as to which the interest of the related Mortgagor in the related Mortgaged Property is in whole or in part a leasehold estate, the interest of the related Mortgagor in the related Mortgaged Property consists of a fee simple estate in real property.

          (xix) Whole Loan. Each Mortgage Loan is a whole loan and not a participation interest.

          (xx) Valid Assignment. The assignment of the related Mortgage referred to in clause (iii) of Exhibit B constitutes the legal, valid and binding assignment of such Mortgage from the relevant assignor to the assignee, and the assignment of the related Assignment of Leases, if any, referred to in clause (v) of Exhibit B constitutes the legal, valid and binding assignment thereof from the relevant assignor to the Trustee.

          (xxi) Escrows. All escrow deposits relating to such Mortgage Loan that are, as of the Closing Date, required to be deposited with the mortgagee or its agent have been so deposited.

          (xxii) No Mechanics' or Materialmen's Liens. As of the date of origination of such Mortgage Loan and, to the actual knowledge of the Seller, as of the Closing Date, the related Mortgaged Property was and is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof which create a lien prior to that created by the related Mortgage.

          (xxiii) No Material Encroachments. To the Seller's knowledge (based on surveys and/or title insurance obtained in connection with the origination of such Mortgage Loan), as of the date of such origination, no improvement that was included for the purpose of determining the appraised value of the related Mortgaged Property at the time of origination of such Mortgage

     Loan lay outside the boundaries and building restriction lines of such property to any material extent (unless affirmatively covered by the title insurance referred to in paragraph (vi) above), and no improvements on adjoining properties encroached upon such Mortgaged Property to any material extent. To the Seller's knowledge, based upon opinions of counsel and/or other due diligence customarily performed by commercial mortgage lenders, the improvements located on or forming part of such Mortgaged Property comply in all material respects with applicable zoning laws and ordinances (except to the extent that they may constitute legal non-conforming uses).

          (xxiv) Originator Authorized. To the extent required under applicable law as of the Closing Date, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Mortgage Loan to the extent necessary to ensure the enforceability of such Mortgage Loan.

          (xxv) No Material Default. To the Seller's knowledge, there exists (A) no material default, breach or event of acceleration under the related Mortgage or Mortgage Note, and (B) no event (other than payments due but not yet delinquent) that, with the passage of time or with notice and the expiration of any grace or cure period, would constitute such a material default, breach or event of acceleration; provided, however, that this representation and warranty does not cover any default, breach or event of acceleration that specifically pertains to any matter otherwise covered or addressed by any other representation and warranty made by the Seller therein.

          (xxvi) Adjustable Mortgage Rate. If the Mortgage Loan has an adjustable Mortgage Rate, all of the terms of the related Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the principal balance are enforceable such adjustments will not affect the priority of the lien of the related Mortgage, and all such adjustments and all calculations made before the Cut-off Date were made correctly and in full compliance with the terms of the related Mortgage and Mortgage Note.

          (xxvii) No Equity Participation or Contingent Interest. The Mortgage Loan contains no equity participation by the lender, and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or for negative amortization.

          (xxviii) No Advances of Funds. No holder of the Mortgage Loan has, to the Seller's knowledge, advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Loan.

          (xxix) Licenses, Permits, Etc. To the Seller's knowledge, based on due diligence customarily performed in the origination of comparable mortgage loans by the Seller, as of the date of origination of the Mortgage Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations required by applicable laws for the ownership and operation of the related Mortgaged Property as it was then operated.

          (xxx) Servicing. The servicing and collection practices used with respect to the Mortgage Loan have complied with applicable law in all material respects and are consistent with the servicing standard set forth in Section 8.1 of the Pooling and Servicing Agreement.

          (xxxi) Customary Remedies. The related Mortgage or Mortgage Note, together with applicable state law, contains customary and enforceable provisions (subject to the exceptions set forth in paragraph (xii)) such as to render the rights and remedies of the holders thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby.

          (xxxii) Insurance and Condemnation Proceeds. The related Mortgage provides that insurance proceeds and condemnation proceeds will be applied either to restore or repair the Mortgaged Property, or to repay the principal of the Mortgage Loan or otherwise at the option of the holder of the Mortgage.

          (xxxiii) LTV. The gross proceeds of each Mortgage Loan to the related Mortgagor at origination did not exceed the non-contingent principal amount of the Mortgage Loan and either: (A) such Mortgage Loan is secured by an interest in real property having a fair market value (1) at the date the Mortgage Loan was originated at least equal to 80 percent of the original principal balance of the Mortgage Loan or (2) at the Closing Date at least equal to 80 percent of the principal balance of the Mortgage Loan on such date; provided that for purposes hereof, the fair market value of the real property interest must first be reduced by (X) the amount of any lien on the real property interest that is senior to the Mortgage Loan and (Y) a proportionate amount of any lien that is in parity with the Mortgage Loan (unless such other lien secures a Mortgage Loan that is cross-collateralized with such Mortgage Loan, in which event the computation described in clauses (1) and (2) of this paragraph (xxx) shall be made on a pro rata basis in accordance with the fair market values of the Mortgaged Properties securing such cross-collateralized Mortgage Loans; or (B) substantially all the proceeds of such Mortgage Loan were used to acquire, improve or protect the real property which served as the only security for such Mortgage Loan (other than a recourse feature or other third party credit enhancement within the meaning of Treasury Regulations
     Section 1.860G-2(a)(1)(ii)).

          (xxxiv) LTV and Significant Modifications. If the Mortgage Loan was "significantly modified" prior to the Closing Date so as to result in a taxable exchange under Section 1001 of the Code, it either (A) was modified as a result of the default or reasonably foreseeable default of such Mortgage Loan or (B) satisfies the provisions of either clause (A)(1) of paragraph (xxxiii) (substituting the date of the last such modification for the date the Mortgage Loan was originated) or clause (A)(2) of paragraph (xxxiii), including the proviso thereto.

          (xxxv) [Intentionally Omitted.]

          (xxxvi) Litigation. To the Seller's actual knowledge, there are no pending actions, suits or proceedings by or before any court or governmental authority against or affecting the related Mortgagor or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property or the ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

          (xxxvii) Leasehold Estate. Each Mortgaged Property consists of the related Mortgagor's fee simple estate in real estate or, if the related Mortgage Loan is secured in whole or in part by the interest of a Mortgagor as a lessee under a ground lease of a Mortgaged Property (a "Ground Lease"), by the related Mortgagor's interest in the Ground Lease but not by the related fee interest in such Mortgaged Property (the "Fee Interest"):

           (i) To the actual knowledge of the Seller, such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease (or the related estoppel letter or lender protection agreement between the Seller and related lessor) permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the payment terms of such Ground Lease since the origination of the related Mortgage Loan, with the exception of material changes reflected in written instruments that are a part of the related Mortgage File;

           (ii) The lessee's interest in such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than Permitted Encumbrances;

           (iii) The Mortgagor's interest in such Ground Lease is assignable to the Purchaser and its successors and assigns upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained prior to the Closing Date) and, in the event that it is so assigned, is further assignable by the Purchaser and its successors and assigns upon notice to, but without the need to obtain the consent of, such lessor;

           (iv) Such Ground Lease is in full force and effect, and the Seller has received no notice that an event of default has occurred thereunder, and, to the Seller's actual knowledge, there exists no condition that, but for the passage of time or the giving of notice, or both, would result in an event of default under the terms of such Ground Lease;

           (v) Such Ground Lease, or an estoppel letter or other agreement, requires the lessor under such Ground Lease to give notice of any default by the lessee to the mortgagee, provided that the mortgagee has provided the lessor with notice of its lien in accordance with the provisions of such Ground Lease, and such Ground Lease, or an estoppel letter or other agreement, further provides that no notice of termination given under such Ground Lease is effective against the mortgagee unless a copy has been delivered to the mortgagee;

           (vi) A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

           (vii) Such Ground Lease has an original term (including any extension options set forth therein) which extends not less than ten years beyond the Stated Maturity Date of the related Mortgage Loan;

           (viii) Under the terms of such Ground Lease and the related Mortgage, taken together, any related insurance proceeds other than in respect of a total or substantially total loss or taking, will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon; and

           (ix)    Such  Ground  Lease  does  not  impose  any  restrictions  on subletting which would be viewed, as of the date of origination of the related Mortgage Loan, as commercially unreasonable by the Seller; and such Ground Lease contains a covenant that the lessor thereunder is not permitted, in the absence of an uncured default, to disturb the possession, interest or quiet enjoyment of any subtenant of the lessee, or in any manner, which would adversely affect the security provided by the related Mortgage

          (xxxviii) Deed of Trust. If the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, is properly designated and serving under such Mortgage.

          (xxxix) Lien Releases. Except in cases where either (a) a release of a portion of the Mortgaged Property was contemplated at origination of the Mortgage Loan and such portion was not considered material for purposes of underwriting the Mortgage Loan or (b) release is conditioned upon the satisfaction of certain underwriting and legal requirements and the payment of a release price, the related Mortgage Note or Mortgage does not require the holder thereof to release all or any portion of the Mortgaged Property from the lien of the related Mortgage except upon payment in full of all amounts due under such Mortgage Loan.

          (xl) Junior Liens. The Mortgage Loan does not permit the related Mortgaged Property to be encumbered by any lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar conditions specified therein.

          (xli) Mortgagor Bankruptcy. To the Seller's knowledge, the Mortgagor is not a debtor in any state or federal bankruptcy or insolvency proceeding.

     It is understood and agreed that the representations and warranties set forth in this Exhibit C shall survive delivery of the respective Mortgage Files to the Purchaser and/or the Trustee and shall inure to the benefit of the Purchaser, and its successors and assigns (including without limitation the Trustee and the holders of the Certificates), notwithstanding any restrictive or qualified endorsement or assignment.

                                   EXHIBIT D-1

                      FORM OF CERTIFICATE OF AN OFFICER OF
                                   THE SELLER

                        CERTIFICATE OF OFFICER OF SELLER

     I, Glen W. Snyder, a Secretary of GMAC Commercial Mortgage Corporation (the "Seller"), hereby certify as follows:

     The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

     Attached hereto as Exhibit I are true, correct and complete copies of the Certificate of Incorporation and By-Laws of the Seller, which Certificate of Incorporation and By-Laws are on the date hereof, and have been at all times, in full force and effect.

     Attached hereto as Exhibit II is a true, correct and complete copy of the resolutions adopted by the board of directors of the Seller on __________, 1997, authorizing the transactions contemplated by that certain Mortgage Loan Purchase Agreement, dated as of March 20, 1997, (the "Purchase Agreement"), between the Seller and Morgan Stanley Capital I Inc., and such resolutions have not been rescinded, annulled or amended since the date of their adoption.

     To the best of my knowledge, no proceedings looking toward liquidation or dissolution of the Seller are pending or contemplated.

     Each person listed below is and has been the duly elected or appointed, as the case may be, and qualified officer, representative or authorized signatory of the Seller and his genuine signature is set forth opposite his name:

         NAME                    OFFICE                    SIGNATURE

         _________________       __________________        __________________

         _________________       __________________        __________________

     Each person listed above who signed, either manually or by facsimile signature, the Purchase Agreement and any other document or certificate delivered by or on behalf of the Seller on or before the date hereof in connection with the transactions contemplated by the Purchase Agreement, was, at the respective times of such signing and delivery, duly authorized or appointed to execute such documents in such capacity, and the signatures of such persons or facsimiles thereof appearing on such documents are their genuine signatures.


                                      D1-1

         Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this certificate as of March __________, 1997.



                           By:_____________________________
                              Name:  Glen W. Snyder
                              Title: Secretary




     I, [name], [title], hereby certify that ________________ is a duly elected or appointed, as the case may be, qualified and acting ______________ of the Seller and that the signature appearing above is his/her genuine signature.

     IN WITNESS WHEREOF, the undersigned has executed this certificate as of March __________, 1997.




                           By:_____________________________
                              Name:
                              Title:




                                      D1-2

                                   EXHIBIT D-2

                        FORM OF CERTIFICATE OF THE SELLER

                              CERTIFICATE OF SELLER

     In connection with the execution and delivery by GMAC Commercial Mortgage Corporation (the "Seller") of, and the consummation of the transaction contemplated by, that certain Mortgage Loan Purchase Agreement, dated as of March 20, 1997 (the "Purchase Agreement"), between Morgan Stanley Capital I Inc. and the Seller, the Seller hereby certifies that (i) the representations and warranties of the Seller in the Purchase Agreement are true and correct in all material respects at and as of the date hereof with the same effect as if made on the date hereof, and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the date hereof. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Purchase Agreement.

     Certified this ___ day of March, 1997.

                                            GMAC COMMERCIAL MORTGAGE CORPORATION



                                            By:_____________________________
                                               Name:
                                               Title:




                                      D2-1

                                  EXHIBIT D-3A

                   FORM OF OPINION I OF COUNSEL TO THE SELLER





                                      D3-1

                                  EXHIBIT D-3B

                   FORM OF OPINION II OF COUNSEL TO THE SELLER

                                      D3-2

                                    EXHIBIT E

                        FORM OF CONFIDENTIALITY AGREEMENT






                                       E-1